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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: January 22, 2001
(Date of earliest event reported)

Commission File No.: 1-10706

                              Comerica Incorporated


         Delaware                                        38-1998421
(State of Incorporation)                    (I.R.S. Employer Identification No.)

500 Woodward Avenue
Detroit, Michigan                                          48226
Address of principal executive offices                   (Zip Code)



                                 (800) 521-1190
               Registrant's Telephone Number, including area code



              (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE

On January 22, 2001, Comerica Incorporated ("Comerica") issued a news release announcing its earnings for the fourth quarter and year ended December 31, 2000. The information contained in the news release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference as permitted by General Instruction G to Form 8-K.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               COMERICA INCORPORATED
January 22, 2001


                                               By:   /s/
                                                   ----------------------------
                                                   George W. Madison
                                                   Executive Vice President,
                                                   General Counsel and Secretary


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EXHIBIT INDEX


Exhibit No.      Description
-----------      ------------

99.1             News release of Comerica Incorporated, dated January 22, 2001.